UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2007

RESTORATION HARDWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24261	68-0140361
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 Koch Road, Suite J, Corte Madera, California	94925
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 924-1005

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

See Item 7.01 below.

Item 7.01.	Regulation FD Disclosure.

Gary Friedman, the Chairman, President and Chief Executive Officer of Restoration Hardware, Inc. (the “Company”), will present at the Sixth Annual JMP Securities Research Conference on May 22, 2007 at 12:30 p.m. Pacific Time at the Ritz-Carlton Hotel in San Francisco, California. The audio portion of the presentation will be webcast live and archived on the Company’s web site at www.restorationhardware.com on the “investor relations” page.

During the conference, Mr. Friedman will present, among other information, the Company’s EBITDA results for fiscal year 2002 through fiscal year 2006 as follows: (i) EBITDA for the fiscal year ended February 1, 2003, was $10.9 million, (ii) EBITDA for the fiscal year ended January 31, 2004, was $16.1 million, (iii) EBITDA for the fiscal year ended January 29, 2005, was $20.0 million, (iv) EBITDA for the fiscal year ended January 28, 2006, was $20.5 million and (v) EBITDA for the fiscal year ended February 3, 2007, excluding the impact of Statement of Financial Accounting Standards No. 123(R) (“SFAS 123R”), was $36.2 million.

A table setting forth a reconciliation of EBITDA to net (loss) income for fiscal years 2002 through 2005 is set forth below (in millions).

	Fiscal Year Ended 2/1/03	Fiscal Year Ended 1/31/04	Fiscal Year Ended 1/29/05	Fiscal Year Ended 1/28/06
Net Income (Loss)	(2.9)	(2.5)	1.7	(29.3)
Add: Income Tax Expense/(Benefit)	(8.0)	(1.5)	(0.1)	26.2
Add: Depreciation and Amortization	18.6	18.0	15.9	19.6
Add: Interest Expense	3.2	2.1	2.5	4.0

EBITDA	10.9	16.1	20.0	20.5

A table setting forth a reconciliation of EBITDA, excluding the impact of SFAS 123R, to net income for fiscal year 2006 is set forth below (in millions):

Fiscal Year Ended 2/3/07
Net Income (Loss)	3.3
Add: Income Tax Expense/(Benefit)	0.1
Add: Depreciation and Amortization	21.7
Add: Interest Expense	7.2

EBITDA	32.3

Add: Stock Option Expense	3.9

EBITDA (Excluding Stock Option Expense):	36.2

EBITDA and EBITDA excluding the impact of SFAS 123R are non-GAAP financial measures. The Company believes that the use of these financial measures allow management and investors to evaluate and compare the Company’s operating results in a more meaningful and consistent manner. EBITDA is a widely used financial metric to assess cash flow. “EBITDA” consists of earnings before interest, taxes, depreciation and amortization. The most closely analogous GAAP financial measure to both EBITDA and EBITDA excluding the impact of SFAS 123R is net (loss) income.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Dated: May 22, 2007	By:	/s/ Chris Newman
Chris Newman
Senior Vice President and Chief Financial Officer